                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) AUGUST 31, 2005

                                  NETGURU, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                   000-28560                    22-2356861
         --------                   ---------                    ----------
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)


             22700 SAVI RANCH PARKWAY, YORBA LINDA, CALIFORNIA 92887
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (714) 974-2500

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective August 31, 2005 the board of directors and compensation committee of netGuru, Inc. ("Company") adopted resolutions approving matters relating to compensation of executive officers and non-employee directors, as described below.

         Payment of cash bonuses to certain executive officers of the Company was approved, contingent upon the closing of the Company's proposed asset sale described in the Company's Form 8-K for August 18, 2005 ("Proposed Asset Sale"). The approved bonuses for executive officers Bruce Nelson, the Company's Chief Financial Officer, and Clara Young, the Company's Corporate Vice President, Chief Administrative Officer and Secretary, is described in Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

         Payment of cash compensation to non-employee directors in consideration of their agreement to serve as members of a special committee of the board of directors was also approved. The charge of the committee is to establish a specific course of action for the Company to take after the consummation of the Company's Proposed Asset Sale. The cash compensation program for board members
D. Dean McCormick, Benedict A Eazzetta and Stanley W. Corbett is described in
Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             Number   Description
             ------   -----------

              10.1 Summary of special compensation approved August 31, 2005 for executive officers and special committee members.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 6, 2005            NETGURU, INC.

                                    By: /S/ BRUCE K. NELSON
                                        ----------------------------------------
                                        Bruce K. Nelson, Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT



Number   Description
------   -----------

10.1 Summary of special compensation approved August 31, 2005 for executive officers and special committee members